Exhibit 13.1

Certification by the Principal Executive Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Bright Scholar Education Holdings Limited (the “Company”) on Form 20-F for the year ended August 31, 2020 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Wanmei Li, Co-Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)   The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	December 23, 2020

By:	/s/ Wanmei Li
Name:	Wanmei Li
Title:	Co-Chief Executive Officer

Certification by the Principal Executive Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Bright Scholar Education Holdings Limited (the “Company”) on Form 20-F for the year ended August 31, 2020 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Zi Chen, Co-Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)   The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	December 23, 2020

By:	/s/ Zi Chen
Name:	Zi Chen
Title:	Co-Chief Executive Officer